Exhibit 32.1

CERTIFICATION
PURSUANT TO 18 U.S.C SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Infrastructure Materials Corp. (the "Company"), does hereby certify, to such officer's knowledge, that:

The Quarterly Report on Form 10-Q for the quarter ended March 31, 2011 (the “Form 10-Q”) of the Company fully complies with the requirement of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 11, 2011

 /s/ Todd D. Montgomery
Todd D. Montgomery
Chief Executive Officer
Infrastructure Materials Corp.

Dated: May 11, 2011

 /s/ Rakesh Malhotra
Rakesh Malhotra
Chief Financial Officer
Infrastructure Materials Corp.

A signed original of this written statement required by Section 906 has been provided to Infrastructure Material Corp. and will be retained by Infrastructure Materials Corp. and furnished to the Securities and Exchange Commission or its staff upon request.